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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________
FORM 8-K
  _______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 6, 2014

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2014, Beazer Homes USA, Inc. (the “Company”) held its annual meeting of stockholders (the “2014 Annual Meeting”) at which the stockholders voted to approve the Company’s 2014 Long-Term Incentive Plan. A summary of the 2014 Long-Term Incentive Plan is included in the Company’s Proxy Statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on December 20, 2013 under the caption “Proposal No. 4 — Approval of 2014 Long-Term Incentive Plan.” Such summary is incorporated by reference into this Item 5.02 and is qualified in its entirety by reference to the full text of the 2014 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As stated above, on February 6, 2014, the Company held its 2014 Annual Meeting. A total of 20,009,687 shares were represented in person or by valid proxy at the 2014 Annual Meeting and the Company's stockholders took the following actions:

1.    Election of Directors. Stockholders elected Elizabeth S. Acton, Laurent Alpert, Brian C. Beazer, Peter G. Leemputte, Allan P. Merrill, Norma A. Provencio, Larry T. Solari and Stephen P. Zelnak, Jr. to serve as directors until the next annual meeting of stockholders and until their successors are elected and qualified. The vote totals for each of these individuals is as set forth below:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	14,412,375	37,920	39,165	5,520,227
Laurent Alpert	14,288,850	162,821	37,789	5,520,227
Brian C. Beazer	14,302,706	147,567	39,187	5,520,227
Peter G. Leemputte	14,413,190	38,551	37,719	5,520,227
Allan P. Merrill	14,403,913	49,400	36,147	5,520,227
Norma A. Provencio	14,415,351	38,284	35,825	5,520,227
Larry T. Solari	14,303,372	148,278	37,810	5,520,227
Stephen P. Zelnak, Jr.	14,302,549	149,496	37,415	5,520,227

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2014. The vote totals were 19,897,766 shares for, 68,592 shares against and 43,329 share abstentions.

3.    Non-Binding Advisory Vote on Compensation of Named Executive Officers. Stockholders voted for, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers. The vote totals were 14,256,040 shares for, 143,569 shares against, 89,851 share abstentions and 5,520,227 broker non-votes.

4.    Approval of 2014 Long-Term Incentive Plan. Stockholders voted to approve the Company's 2014 Long-Term Incentive Plan. The vote totals were 13,718,592 shares for, 748,207 shares against, 22,661 share abstentions and 5,520,227 broker non-votes.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

10.1	Beazer Homes USA, Inc. 2014 Long-Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: February 10, 2014	By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury
Executive Vice President, Chief Administrative Officer and General Counsel